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                                                                    EXHIBIT 24.1

                               POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned officers and directors of TIME WARNER INC., a Delaware corporation (the 'Corporation'), hereby constitutes and appoints RICHARD J. BRESSLER, PETER R. HAJE, JOHN A. LABARCA, GERALD M. LEVIN, PHILIP R. LOCHNER, JR. and RICHARD D. PARSONS, and each of them, his or her true and lawful attorneys-in-fact and agents, with full power to act without the others, for him or her and in his or her name, place and stead, in any and all capacities, to sign Registration Statements on Form S-3 or other appropriate form and any and all amendments to such Registration Statements (including post-effective amendments), to be filed with the Securities and Exchange Commission in connection with (a) the 'shelf' registration pursuant to Rule 415 under the provisions of the Securities Act of 1933, as amended, of securities of up to $1 billion aggregate initial offering price of one or more of the following (i) debt securities issued by the Corporation, (ii) securities of the Corporation convertible into shares of Common Stock, par value $.01 per share ('Common Stock'), of the Corporation,
(iii) rights or warrants to acquire any such debt or Common Stock and (iv) other securities of the Corporation, in any combination thereof, and (b) the registration of shares of Common Stock issuable upon conversion of the debt securities or upon exercise of the rights or warrants referred to above, with power where appropriate to affix thereto the corporate seal of the Corporation and to attest said seal, and to file such Registration Statements, including in each case a form of prospectus, and any and all amendments and post-effective amendments to such Registration Statements, and any subsequent registration statement filed by the Corporation pursuant to Rule 462(b) of the Securities Act of 1933, as amended, with all exhibits thereto, and any and all documents in connection therewith, with the Securities and Exchange Commission, hereby granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, each of the undersigned has hereunto set his or her name as of the 6th day of January, 1998.

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
 (i) Principal Executive Officer:

                 /S/ GERALD M. LEVIN
 .....................................................
                   GERALD M. LEVIN,
         DIRECTOR, CHAIRMAN OF THE BOARD AND
               CHIEF EXECUTIVE OFFICER

 (ii) Principal Financial Officer:

               /S/ RICHARD J. BRESSLER
 .....................................................
                 RICHARD J. BRESSLER,
  SENIOR VICE PRESIDENT AND CHIEF FINANCIAL OFFICER

(iii) Principal Accounting Officer:

                 /S/ JOHN A. LABARCA
 .....................................................
                   JOHN A. LABARCA,
         SENIOR VICE PRESIDENT AND CONTROLLER
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
 (iv) Directors:

                           /S/ MERV ADELSON                              /S/ J. CARTER BACOT
 .....................................................  ......................................................
                    MERV ADELSON,                                          J. CARTER BACOT,
                       DIRECTOR                                                DIRECTOR

                    /S/ STEPHEN F. BOLLENBACH                        /S/ BEVERLY SILLS GREENOUGH
 .....................................................  ......................................................
                STEPHEN F. BOLLENBACH,                                 BEVERLY SILLS GREENOUGH,
                       DIRECTOR                                                DIRECTOR

                        /S/ GERALD GREENWALD                              /S/ CARLA A. HILLS
 .....................................................  ......................................................
                  GERALD GREENWALD,                                        CARLA A. HILLS,
                       DIRECTOR                                                DIRECTOR

                            /S/ REUBEN MARK                              /S/ MICHAEL A. MILES
 .....................................................  ......................................................
                     REUBEN MARK,                                         MICHAEL A. MILES,
                       DIRECTOR                                                DIRECTOR

                       /S/ RICHARD D. PARSONS                           /S/ DONALD S. PERKINS
 .....................................................  ......................................................
                 RICHARD D. PARSONS,                                      DONALD S. PERKINS,
                DIRECTOR AND PRESIDENT                                         DIRECTOR

                       /S/ RAYMOND S. TROUBH                               /S/ R. E. TURNER
 .....................................................  ......................................................
                  RAYMOND S. TROUBH,                                        R. E. TURNER,
                       DIRECTOR                                                DIRECTOR

                   /S/ FRANCIS T. VINCENT, JR.
 .....................................................
               FRANCIS T. VINCENT, JR.,
                       DIRECTOR
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